MERRILL LYNCH
STRATEGIC
DIVIDEND FUND


[FUND LOGO]
STRATEGIC
         Performance


Quarterly Report
October 31, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Strategic Dividend Fund
Box 9011
Princeton, NJ
08543-9011                                               #10561 -- 10/97

[RECYCLE LOGO] Printed on post-consumer recycled paper



MERRILL LYNCH STRATEGIC DIVIDEND FUND

Security
Representation as a
Percentage of
Equities as of
October 31, 1997

[GRAPHIC OMITTED]
A pie chart depicting the following percentages:

Utilities - 21.4%

Capital Goods - 17.2%

Energy - 14.4%

Financial Services - 23.5%

Consumer - 14.4%

Basic Industries - 8.1%

Transportation - 1.0%


US Common Stock                                  S&P
Investments as of                        Fund    500*
October 31, 1997

Average Capitalization (in billions)    $21.3   $50.8
Price/Book Value                          3.3     3.6
Price/Earnings Ratio**                   17.8    21.1
Yield Based on Current Dividend           3.3%    1.7%

* An unmanaged broad-based index comprised of common stocks.
** Based on trailing 12-month earnings.



                  Merrill Lynch Strategic Dividend Fund, October 31, 1997

DEAR SHAREHOLDER

Volatility highlighted stock and bond markets worldwide during the quarter ended October 31, 1997. The difficulties began in Southeast Asia. Following the currency devaluations in several Southeast Asian countries this summer, the Hong Kong dollar -- the value of which is pegged to the US dollar -- came under speculative attack in foreign currency markets. Monetary authorities in Hong Kong raised interest rates to support the currency, and the Hong Kong stock market declined sharply. This event raised investor concerns worldwide regarding the viability of continued global economic growth.

At first, US stock market investors focused on the challenges that would face US multinational corporations in the wake of the poorer Asian economic prospects. The sell-off then broadened to other stocks as well, leading to a 554-point decline in the Dow Jones Industrial Average on October 27. Although the decline proved to be short-lived, investor confidence was not definitively restored, and stock market volatility continued. Although the US bond market benefited during periods when investors anticipated slower economic growth, the release of stronger-than-expected economic statistics led to periods of declining bond prices.

As 1997 draws to a close, investors are likely to continue to focus on the prospects for the US economy. Although the Federal Reserve Board did not tighten monetary policy at its November 12 meeting, it remains to be seen whether US economic growth remains moderate enough and inflationary pressures sufficiently contained to preclude an increase in short-term interest rates.

Portfolio Matters
For the three months ended October 31, 1997, Merrill Lynch Strategic Dividend Fund's Class A, Class B, Class C and Class D Shares had total returns of +0.24%, -0.02%, 0.00% and +0.25%, respectively. (Results shown do not reflect sales charges; results would be lower if sales charges were included. For complete performance information, including average annual total returns, see pages 4 -- 7 of this report to shareholders.) These results exceeded the -3.73% total return of the unmanaged Standard & Poor's 500 Index (S&P 500), and the -3.21% total return for the 200 highest-yielding stocks of the S&P 500.

Our investment activities over the past several months focused on seeking to increase the Fund's dividend yield. This was accomplished by taking capital gains in several of our lower-yielding equities, which had appreciated significantly in price, and redeploying the assets in more attractively valued higher-yielding stocks. This strategy benefited Fund performance during the October quarter since the best-performing stocks in absolute and relative terms were in the highest-yielding stock sector of the S&P 500. Specifically, stocks within the energy, financial and utility sectors, which together accounted for approximately 60% of the Fund's equity holdings, posted among the strongest relative returns during the October quarter.

At October quarter-end, more than 88% of the Fund's equity holdings had dividend yields above the yield of the S&P 500, and the Fund's 3.3% gross dividend yield was almost double the S&P 500's yield of 1.7%. To achieve and maintain a better-than-market dividend yield, we have historically overweighted the Fund's exposure to the three highest-yielding sectors of the market. During the October quarter, we had 24% of net assets invested in the financial sector, 22% in utilities and 14% in energy. This was compared to the S&P's weightings of 16%, 8% and 9%, respectively, at October quarter-end. Moreover, to meet the Fund's primary objective of seeking to provide long-term total returns from a diversified investment portfolio, our investments in other sectors of the market were generally in stocks that offer the highest dividend yield in their respective industries. As a result, several of our holdings in the consumer and capital goods sectors also contributed to the Fund's favorable relative returns.

Highlighting several of our bestperforming stocks in the October quarter, Barnett Banks, Inc. and First Commerce Corp. agreed to be acquired at significant premiums to current market value. Two other Fund holdings, Bankers Trust New York Corp. and CoreStates Financial Corp., became the subject of takeover speculation which resulted in a sharp upward move in their stock prices. Several other holdings also appreciated significantly when the companies announced major fundamental or operational changes, or both. More than two-thirds of our equity holdings performed in line with or better than the overall market.

At October quarter-end, we held investments in 72 equities. Transactions during the quarter included initiating positions in eight new investments and increasing our investment in two existing holdings.

We also eliminated the stocks of seven companies and reduced our investment in two others. Some of our new investments included:

[bullet] Cali Realty Corp. and Crescent Real Estate Equities Company, two commercial office real estate investment trusts.

[bullet] Cooper Tire and Rubber Company, a producer of carbon reinforced rubber products for the automotive industry, primarily in North America.

[bullet] Dun & Bradstreet Corp., a holding company for Moody's Investors Service, the world's largest credit reporting agency, and R.H. Donnelly, a publisher of Yellow Pages directories.

[bullet] Union Camp Corp., a diversified manufacturer of paper, packaging products, chemicals and wood products.

[bullet] Union Pacific Corp., the largest railroad enterprise in North America with 36,000 route miles in 23 primarily western states, as well as in Canada and Mexico.

We also increased our investments in KN Energy, Inc. and Ogden
Corporation. We believe these stocks are attractive investments on a potential total return basis and current above market dividend yield.

In Conclusion
We thank you for your investment in Merrill Lynch Strategic Dividend Fund, and we look forward to reviewing our outlook and strategy with you in our upcoming semi-annual report to shareholders.

Sincerely,

/S/ ARTHUR ZEIKEL
Arthur Zeikel
President

/S/ WALTER D. ROGERS
Walter D. Rogers
Vice President and Portfolio Manager

December 2, 1997



PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Performance
Summary --
Class A Shares

                                Net Asset Value        Capital Gains
Period Covered               Beginning     Ending       Distributed     Dividends Paid*     % Change**
11/29/88 -- 12/31/88           $10.71     $10.56           $0.140            $0.156          + 1.37%
1989                            10.56      12.50             --               0.612          +24.61
1990                            12.50      10.95             --               0.725          - 6.70
1991                            10.95      12.15             --               0.516          +15.99
1992                            12.15      12.75             --               0.460          + 8.95
1993                            12.75      12.74            0.645             0.456          + 8.66
1994                            12.74      10.70            1.596             0.465          + 0.17
1995                            10.70      12.22            1.309             0.463          +32.08
1996                            12.22      12.68            1.232             0.527          +19.08
1/1/97 -- 10/31/97              12.68      14.30            0.879             0.311          +21.85
                                                     Total $5.801      Total $4.691
                                                    Cumulative total return as of 10/31/97: +210.68%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.





Performance
Summary --
Class B Shares

                                Net Asset Value        Capital Gains
Period Covered               Beginning     Ending       Distributed     Dividends Paid*     % Change**
11/25/87 -- 12/31/87           $10.00     $10.02            --               $0.047         + 0.67%
1988                            10.02      10.56           $0.266             0.465         +12.81
1989                            10.56      12.49            --                0.504         +23.40
1990                            12.49      10.94            --                0.604         - 7.68
1991                            10.94      12.14            --                0.393         +14.78
1992                            12.14      12.75            --                0.328         + 7.89
1993                            12.75      12.74           0.645              0.315         + 7.54
1994                            12.74      10.71           1.596              0.333         - 0.82
1995                            10.71      12.24           1.309              0.330         +30.73
1996                            12.24      12.69           1.232              0.391         +17.71
1/1/97 -- 10/31/97              12.69      14.31           0.879              0.198         +20.89
                                                    Total $5.927       Total $3.908
                                                   Cumulative total return as of 10/31/97: +217.94%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance
Summary --
Class C Shares

                                Net Asset Value        Capital Gains
Period Covered               Beginning     Ending       Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94           $11.84     $10.69           $0.798            $0.108          - 2.02%
1995                            10.69      12.17            1.309             0.358          +30.59
1996                            12.17      12.61            1.232             0.400          +17.82
1/1/97 -- 10/31/97              12.61      14.20            0.879             0.201          +20.80
                                                     Total $4.218      Total $1.067
                                                     Cumulative total return as of 10/31/97: +82.11%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance
Summary --
Class D Shares

                                Net Asset Value        Capital Gains
Period Covered               Beginning     Ending       Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94           $11.85     $10.71           $0.798            $0.115          - 1.88%
1995                            10.71      12.22            1.309             0.439          +31.69
1996                            12.22      12.68            1.232             0.496          +18.79
1/1/97 -- 10/31/97              12.68      14.30            0.879             0.285          +21.64
                                                     Total $4.218      Total $1.335
                                                     Cumulative total return as of 10/31/97: +86.71%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Recent
Performance
Results

                                                                                                 12 Month     3 Month
                                                            10/31/97     7/31/97    10/31/96     % Change     % Change
ML Strategic Dividend Fund Class A Shares*                  $14.30       $15.21      $12.30     +24.24%(1)     -0.55%(2)
ML Strategic Dividend Fund Class B Shares*                   14.31        15.22       12.30     +24.32(1)      -0.56(2)
ML Strategic Dividend Fund Class C Shares*                   14.20        15.11       12.22     +24.23(1)      -0.56(2)
ML Strategic Dividend Fund Class D Shares*                   14.30        15.20       12.29     +24.35(1)      -0.49(2)
Standard & Poor's 500 Index**                               914.62       954.29      705.27     +29.68         -4.16
ML Strategic Dividend Fund Class A Shares -- Total Return*                                      +28.02(3)      +0.24(4)
ML Strategic Dividend Fund Class B Shares -- Total Return*                                      +26.77(5)      -0.02(6)
ML Strategic Dividend Fund Class C Shares -- Total Return*                                      +26.73(7)      +0.00(8)
ML Strategic Dividend Fund Class D Shares -- Total Return*                                      +27.82(9)      +0.25(10)
Standard & Poor's 500 Index -- Total Return**                                                   +32.09         -3.73

*    Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
**   An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)  Percent change includes reinvestment of $1.007 per share capital gains distributions.
(2)  Percent change includes reinvestment of $0.879 per share capital gains distributions.
(3)  Percent change includes reinvestment of $0.419 per share ordinary income dividends and $1.007 per share capital gains distributions.
(4)  Percent change includes reinvestment of $0.128 per share ordinary income dividends and $0.879 per share capital gains distributions.
(5)  Percent change includes reinvestment of $0.274 per share ordinary income dividends and $1.007 per share capital gains distributions.
(6)  Percent change includes reinvestment of $0.087 per share ordinary income dividends and $0.879 per share capital gains distributions.
(7)  Percent change includes reinvestment of $0.278 per share ordinary income dividends and $1.007 per share capital gains distributions.
(8)  Percent change includes reinvestment of $0.090 per share ordinary income dividends and $0.879 per share capital gains distributions.
(9)  Percent change includes reinvestment of $0.386 per share ordinary income dividends and $1.007 per share capital gains distributions.
(10) Percent change includes reinvestment of $0.119 per share ordinary income dividends and $0.879 per share capital gains distributions.


Average Annual
Total Return

                                     % Return Without  % Return With
                                       Sales Charge    Sales Charge**
Class A Shares*
Year Ended 9/30/97                        +36.02%        +28.88%
Five Years Ended 9/30/97                  +16.99         +15.73
Inception (11/29/88) through 9/30/97      +14.04         +13.35

*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

                                         % Return       % Return
                                       Without CDSC     With CDSC**
Class B Shares*
Year Ended 9/30/97                        +34.61%        +30.61%
Five Years Ended 9/30/97                  +15.77         +15.77
Inception (11/25/87) through 9/30/97      +12.79         +12.79

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC     With CDSC**
Class C Shares*
Year Ended 9/30/97                        +34.52%        +33.52%
Inception (10/21/94) through 9/30/97      +23.77         +23.77

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without  % Return With
                                       Sales Charge     Sales Charge**
Class D Shares*
Year Ended 9/30/97                        +35.71%        +28.58%
Inception (10/21/94) through 9/30/97      +24.79         +22.53

*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.





                                                                          Merrill Lynch Strategic Dividend Fund, October 31, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in US dollars)

                                      Shares                                                                            Percent of
EUROPE           Industries            Held                  Common Stocks                         Cost          Value  Net Assets

Netherlands     Oil --                67,200  Royal Dutch Petroleum PLC (NY Registered Shares)     $982,387    $3,536,400    1.8%
                International                                                                  ------------  ------------  -----
                                              Total Investments in the Netherlands                  982,387     3,536,400    1.8
                                                                                               ============  ============  =====

Spain           Oil & Gas             25,000  Repsol S.A.(ADR)*                                     798,632     1,062,500    0.6
                Producers                                                                      ------------  ------------  -----
                                              Total Investments in Spain                            798,632     1,062,500    0.6
                                                                                               ============  ============  =====

United Kingdom  Oil --                38,336  British Petroleum Co. PLC (ADR)*                    1,696,341     3,363,984    1.7
                International                                                                  ------------  ------------  -----
                                              Total Investments in the United Kingdom             1,696,341     3,363,984    1.7
                                                                                               ============  ============  =====
                                              Total Investments in Europe                         3,477,360     7,962,884    4.1
                                                                                               ============  ============  =====
LATIN
AMERICA

Brazil          Banks                 49,400  Uniao de Bancos Brasileiros S.A.
                                              (Unibanco)(GDR)**                                   1,667,250     1,346,150    0.7
                                                                                               ------------  ------------  -----
                                              Total Investments in Latin America                  1,667,250     1,346,150    0.7
                                                                                               ============  ============  =====

NORTH
AMERICA

United States   Aerospace             40,000  Northrop Grumman Corp.                              1,435,901     4,370,000    2.2
                & Defense             28,000  Rockwell International Corp.                        1,365,320     1,372,000    0.7
                                      60,000  TRW Inc.                                            1,663,737     3,435,000    1.8
                                                                                               ------------  ------------  -----
                                                                                                  4,464,958     9,177,000    4.7

                Automobiles           85,000  Ford Motor Company                                  2,416,975     3,713,438    1.9
                                      50,000  General Motors Corp.                                2,421,750     3,209,375    1.7
                                                                                               ------------  ------------  -----
                                                                                                  4,838,725     6,922,813    3.6

                Automotive            72,000  Arvin Industries, Inc.                              1,656,934     2,695,500    1.4
                Equipment             60,000  Dana Corp.                                          1,649,850     2,808,750    1.5
                                                                                               ------------  ------------  -----
                                                                                                  3,306,784     5,504,250    2.9

                Banks                 20,000  Bankers Trust New York Corp.                        1,418,062     2,360,000    1.2
                                      30,000  Barnett Banks, Inc.                                   751,762     2,070,000    1.1
                                      74,000  CoreStates Financial Corp.                          2,584,814     5,383,500    2.8
                                      46,000  First Commerce Corp.                                1,587,910     2,955,500    1.5
                                      10,000  J.P. Morgan & Co., Inc.                               897,556     1,097,500    0.6
                                      46,000  Mellon Bank Corp.                                     990,205     2,371,875    1.2
                                      34,500  Mercantile Bancorp.                                 1,002,055     1,675,406    0.9
                                                                                               ------------  ------------  -----
                                                                                                  9,232,364    17,913,781    9.3

                Business              52,000  Dun & Bradstreet Corp.                              1,505,435     1,485,250    0.8
                Services

                Capital Goods         40,000  General Electric Co.                                  966,225     2,582,500    1.3
                                      28,000  Minnesota Mining & Manufacturing Co.                1,608,098     2,562,000    1.3
                                      68,000  Ogden Corporation                                   1,531,759     1,717,000    0.9
                                                                                               ------------  ------------  -----
                                                                                                  4,106,082     6,861,500    3.5

                Chemicals             23,000  The Dow Chemical Co.                                1,369,880     2,087,250    1.1
                                      61,400  E.I. du Pont de Nemours & Co.                       2,060,442     3,492,125    1.8
                                                                                               ------------  ------------  -----
                                                                                                  3,430,322     5,579,375    2.9

                Cosmetics             17,000  Avon Products, Inc.                                   506,260     1,113,500    0.6

                Drugs                 40,000  American Home Products Corp.                        2,125,575     2,965,000    1.5
                                      55,000  Bristol-Myers Squibb Co.                            1,255,753     4,826,250    2.5
                                                                                               ------------  ------------  -----
                                                                                                  3,381,328     7,791,250    4.0

                Engineering           37,000  Foster Wheeler Corp.                                1,380,470     1,214,063    0.6
                & Construction

                Financial Services    35,000  Beneficial Corp.                                    1,352,468     2,684,063    1.4

                Forest Products       60,000  Weyerhaeuser Co.                                    2,666,100     2,865,000    1.5

                Household Products    24,000  The Clorox Co.                                        728,490     1,680,000    0.9

                Industrial --         38,000  Cooper Industries, Inc.                             2,036,029     1,980,750    1.0
                Consumer Goods

                Insurance             95,000  American General Corp.                              1,961,793     4,845,000    2.5
                                      30,000  Lincoln National Corp.                              1,275,150     2,062,500    1.1
                                     110,000  Ohio Casualty Corp.                                 3,512,187     4,771,250    2.4
                                                                                               ------------  ------------  -----
                                                                                                  6,749,130    11,678,750    6.0

                Machinery            106,200  The Manitowoc Company, Inc.                         1,306,732     3,219,187    1.7

                Merchandising         50,000  J.C. Penney Company, Inc.                           2,315,950     2,934,375    1.5
                                      29,000  May Department Stores Co.                           1,140,994     1,562,375    0.8
                                                                                               ------------  ------------  -----
                                                                                                  3,456,944     4,496,750    2.3

                Metals                55,000  Carpenter Technology Corp.                          1,747,599     2,660,625    1.4

                Oil -- Domestic       28,000  Atlantic Richfield Co.                              1,584,596     2,304,750    1.2
                                      90,000  Occidental Petroleum Corp.                          2,323,525     2,508,750    1.3
                                      62,000  Phillips Petroleum Co.                              2,146,570     2,999,250    1.5
                                      50,000  Ultramar Corp.                                      1,578,500     1,543,750    0.8
                                                                                               ------------  ------------  -----
                                                                                                  7,633,191     9,356,500    4.8

                Oil --                40,000  Exxon Corp.                                         1,189,846     2,457,500    1.3
                International         40,000  Mobil Corp.                                           915,150     2,912,500    1.5
                                      60,000  Texaco Inc.                                         1,407,728     3,416,250    1.7
                                                                                               ------------  ------------  -----
                                                                                                  3,512,724     8,786,250    4.5

                Paper                 66,000  Union Camp Corp.                                    3,963,011     3,576,375    1.8

                Photography           40,000  Eastman Kodak Co.                                   1,624,689     2,395,000    1.2

                Railroads             29,000  Union Pacific Corp.                                 1,932,989     1,776,250    0.9

                Real Estate           38,000  Apartment Investment & Management Co. (Class A)     1,201,028     1,346,625    0.7
                Investment Trusts     40,000  Avalon Properties, Inc.                               830,602     1,175,000    0.6
                                      30,000  Cali Realty Corp.                                   1,126,800     1,215,000    0.6
                                      63,000  Crescent Real Estate Equities Company               1,991,111     2,268,000    1.2
                                      35,000  Essex Property Trust, Inc.                            854,486     1,198,750    0.6
                                      60,000  Patriot American Hospitality Inc.                     788,297     1,980,000    1.0
                                                                                               ------------  ------------  -----
                                                                                                  6,792,324     9,183,375    4.7

                Telecommunications    60,000  Harris Corporation                                  2,600,982     2,617,500    1.4

                Tires & Rubber        50,000  Cooper Tire and Rubber Company                      1,202,300     1,059,375    0.6

                Utilities --          85,000  American Electric Power Co., Inc.                   2,682,600     4,016,250    2.1
                Electric             106,000  Boston Edison Company                               2,656,360     3,345,625    1.7
                                      63,000  Consolidated Edison Co. of New York, Inc.           1,779,750     2,157,750    1.1
                                     105,000  Edison International, Inc.                          1,759,425     2,690,625    1.4
                                      50,000  Long Island Lighting Co.                            1,120,500     1,259,375    0.6
                                      66,000  New Century Energies, Inc.                          2,137,905     2,755,500    1.4
                                      60,000  Northern States Power Co.                           2,613,600     3,022,500    1.6
                                                                                               ------------  ------------  -----
                                                                                                 14,750,140    19,247,625    9.9

                Utilities -- Gas &    40,000  Consolidated Natural Gas Co.                        1,805,775     2,162,500    1.1
                Gas Pipeline          48,000  KN Energy, Inc.                                     1,996,896     2,088,000    1.1
                                      50,000  Sonat Inc.                                            882,073     2,296,875    1.2
                                                                                               ------------  ------------  -----
                                                                                                  4,684,744     6,547,375    3.4

                Utilities --          46,080  Bell Atlantic Corp.                                 2,299,200     3,680,640    1.9
                Telecommunications    40,000  GTE Corp.                                           1,429,930     1,697,500    0.9
                                      90,000  Southern New England Telecommunications Corp.       3,095,355     3,858,750    2.0
                                      55,000  U S West Communications Group, Inc.                 1,852,675     2,189,687    1.1
                                                                                               ------------  ------------  -----
                                                                                                  8,677,160    11,426,577    5.9

                Utilities -- Water    76,000  American Water Works Co., Inc.                      1,429,750     1,719,500    0.9

                                              Total Investments in North America                115,000,224   172,519,609   89.1
                                                                                               ============  ============  =====
                                              Total Common Stocks                               120,144,834   181,828,643   93.9
                                                                                               ============  ============  =====


                                     Face                                                                               Percent of
                                    Amount                  Short-Term Securities                  Cost          Value  Net Assets

                Repurchase        $6,403,000  UBS Securities Inc., purchased on 10/31/1997
                Agreements***                 to yield 5.69% to 11/03/1997                       $6,403,000    $6,403,000    3.3%

                US Government      5,000,000  Federal Home Loan Mortgage Corp.,
                Agency                        5.44% due 11/07/1997                                4,994,711     4,994,711    2.6
                Obligations****

                                              Total Short-Term Securities                        11,397,711    11,397,711    5.9
                                                                                               ============  ============  =====

Total Investments                                                                              $131,542,545   193,226,354   99.8
                                                                                               ============

Other Assets Less Liabilities                                                                                     292,749    0.2
                                                                                                             ------------  -----

Net Assets                                                                                                   $193,519,103  100.0%
                                                                                                             ============  =====

Net Asset Value:   Class A -- Based on net assets of $28,650,017 and 2,003,413 shares outstanding                  $14.30
                                                                                                             ============
                   Class B -- Based on net assets of $82,514,639 and 5,765,619 shares outstanding                  $14.31
                                                                                                             ============
                   Class C -- Based on net assets of $3,093,091 and 217,769 shares outstanding                     $14.20
                                                                                                             ============
                   Class D -- Based on net assets of $79,261,356 and 5,544,305 shares outstanding                  $14.30
                                                                                                             ============

*    American Depositary Receipts (ADR).
**   Global Depositary Receipts (GDR).
***  Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
**** US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.




PORTFOLIO CHANGES

For the Quarter Ended October 31, 1997

Additions Bell Atlantic Corp.              *Meritor Automotive, Inc.
          Cali Realty Corp.                 New Century Energies, Inc.
          Cooper Tire and Rubber Company    Union Camp Corp.
          Crescent Real Estate Equities     Union Pacific Corp.
          Company
          Dun & Bradstreet Corp.

Deletions AGL Resources, Inc.               NYNEX Corp.
          Eli Lilly & Co.                   PaineWebber Group Inc.
          Houston Industries Inc.           Public Service Co. of Colorado
        * Meritor Automotive, Inc.          Wisconsin Energy Corp.

* Added and deleted in the same quarter.



PORTFOLIO INFORMATION

As of October 31, 1997

                                                  Percent of
Ten Largest Common Stock Holdings                 Net Assets

CoreStates Financial Corp.                          2.8%
American General Corp.                              2.5
Bristol-Myers Squibb Co.                            2.5
Ohio Casualty Corp.                                 2.4
Northrop Grumman Corp.                              2.2
American Electric Power Co., Inc.                   2.1
Southern New England Telecommunications Corp.       2.0
Ford Motor Company                                  1.9
Bell Atlantic Corp.                                 1.9
Union Camp Corp.                                    1.8



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and
Portfolio Manager
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863